Exhibit 10.33

June 15, 2005

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Stow Mills, Inc.
70 Stow Drive
Chesterfield, NH 03443

United Natural Foods Pennsylvania, Inc.
70 Stow Drive
Chesterfield, NH 03443

Albert’s Organics, Inc.
3268 East Vernon Avenue
Vernon, CA 90058

Attention: Rick Puckett, Chief Financial Officer

RE:   Fourth Amendment to Term Loan Agreement

Dear Rick:

Reference is made to that certain Term Loan Agreement dated as of April 28, 2003, as amended (the “Loan Agreement”), among United Natural Foods, Inc. (“UNFI”), Stow Mills, Inc. (“SMI”), United Natural Foods Pennsylvania, Inc. (“UNFPA”) and Albert’s Organics, Inc. (“Albert’s” and together with UNFI, SMI and UNFPA, the “Borrowers”) and Fleet Capital Corporation (the “Lender”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement. This Fourth Amendment to Term Loan Agreement shall be referred to as the “Fourth Amendment”.

The Borrowers have requested that the Lender agree to change the Applicable Libor Margin and the Lender has agreed to such change, subject to the terms and conditions of this Fourth Amendment to Term Loan Agreement (“Fourth Amendment”).

1.     Amendments to the Loan Agreement.   Subject to the terms and conditions of this Fourth Amendment, Borrowers and Lender agree that the Loan Agreement shall be amended as follows:

a.      Appendix A to the Loan Agreement is amended to delete the defined term “Applicable Libor Margin” and the definition thereof and to substitute the following in place thereof:

“Applicable Libor Margin—One percent (1.00%)”

2.     Representations and Warranties.   The Borrowers hereby represent and warrant as follows:

a.      Power, Authority, Etc.   The Borrowers have the power and authority for the making and performing of this Fourth Amendment to Loan Agreement This Fourth Amendment to Loan Agreement has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Fourth Amendment to Loan Agreement is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

b.      Incorporation of Representations and Warranties.   The representations and warranties of the Borrowers contained in the Loan Agreement, except for any changes resulting only from the passage of time and which do not otherwise constitute a Default or Event of Default hereunder, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Fourth Amendment to Loan Agreement as though fully set forth herein.

3.     Conditions Precedent.   Notwithstanding any of the provisions of the Loan Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under any other sections of the Loan Agreement or this Fourth Amendment, this Fourth Amendment shall not be deemed to be effective unless and until each of the following conditions has been and continue to be satisfied; provided, however, that upon satisfaction of the following conditions the amendment to the Loan Agreement provided in Section 1 of this Fourth Amendment shall be deemed to be effective as of May 1, 2005:

a.      Documentation.   Lender shall have received, in form and substance satisfactory to Lender, a duly executed copy of this Fourth Amendment and such additional documents, instructions and certificates as Lender shall require in connection therewith, all in form and substance satisfactory to Lender and its counsel.

b.      No Default.   No Default or Event of Default shall exist.

c.      Corporate Documents.   All requisite corporate action and proceedings of the Borrowers in connection with this Fourth Amendment and all documentation and certificates required by Lender and/or its counsel in connection therewith shall be satisfactory in form and substance to Lender and its counsel;

d.      Participant Consent.   Lender shall have received the written consent of its participants to this Fourth Amendment in form and substance satisfactory to Lender; and

e.      Other Documents.   Such other agreements, instruments, and documents as Lender may reasonably require in connection with this Fourth Amendment.

4.     Miscellaneous.

a.      Counterparts.   This Fourth Amendment to Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Fourth Amendment to Loan Agreement by signing any such counterpart.

b.      Force and Effect.   The Loan Agreement and each other Loan Document, as amended by this Fourth Amendment, are hereby ratified, confirmed and approved, and shall continue in full force or effect.

c.      Loan Document.   This Fourth Amendment to Loan Agreement and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement. This Fourth Amendment shall be governed by the laws of the State of Connecticut. This Fourth Amendment to Loan Agreement and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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2

Signature Page to Fourth Amendment to Loan Agreement

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Loan Agreement as of the date first above written.

BORROWERS:	UNITED NATURAL FOODS, INC.
	By:	/s/ RICK D. PUCKETT
	Name:	Rick D. Puckett
	Title:	Vice President
STOW MILLS, INC.
	By:	/s/ RICK D. PUCKETT
	Name:	Rick D. Puckett
	Title:	Vice President
UNITED NATURAL FOODS PENNSYLVANIA, INC.
	By:	/s/ RICK D. PUCKETT
	Name:	Rick D. Puckett
	Title:	Vice President
ALBERT’S ORGANICS, INC.
	By:	/s/ RICK D. PUCKETT
	Name:	Rick D. Puckett
	Title:	Vice President
LENDER:	FLEET CAPITAL CORPORATION
	By:	/s/ KIM B. BUSHEY
	Name:	Kim B. Bushey
	Title:	Senior Vice President

RATIFICATION OF GUARANTY AGREEMENT

The undersigned Guarantors acknowledge receipt of the foregoing Fourth Amendment to Term Loan Agreement (“Fourth Amendment”) and hereby (a) accept and agree to the terms and provisions of the Fourth Amendment and (b) ratify, confirm, and approve all of the terms and conditions of each of the Guaranty Agreements.

IN WITNESS WHEREOF, the parties have executed the Ratification of Guaranty Agreement on this 15 day of June 15, 2005.

NATURAL RETAIL GROUP, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title
UNITED NATURAL TRADING CO.
By:	/s/ RICK D. PUCKETT
Name:
Title
MOUNTAIN PEOPLE’S WAREHOUSE INCORPORATED
By:	/s/ RICK D. PUCKETT
Name:
Title
NUTRASOURCE, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title
RAINBOW NATURAL FOODS, INC.
By:	/s/ RICK D. PUCKETT
Name:
Title
UNITED NORTHEAST, Llc
By:	/s/ RICK D. PUCKETT
Name:
Title

May 1, 2005

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

Attention: Northeast Loan Administration

Re:       Participation Agreement dated April 30, 2003 as amended (“Participation Agreement”) between Fleet Capital Corporation (“Lender”) and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch (“Participant”)

Ladies and Gentlemen:

The Participant acknowledges receipt of the Fourth Amendment to Term Loan Agreement dated as of the date hereof (“Fourth Amendment”), a copy of which is attached hereto, pursuant to which the Applicable Libor Margin (as defined in the Term Loan Agreement) has been decreased to one percent (1.00%) effective as of May 1, 2005. The Participant consents to the terms and conditions of the Fourth Amendment. Capitalized terms not otherwise defined herein shall have the meanings given in the Participation Agreement.

The Participant agrees that the Participation Agreement is ratified, confirmed and approved and shall continue in full force and effect.

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH
		By:	/s/ THEODORE W. COX
		Name:	Theodore W. Cox
		Title:	Executive Director
		By:	/s/ BRETT DELFINO
		Name:	Brett Delfino
		Title:	Executive Director
ACCEPTED:
FLEET CAPITAL CORPORATION
By:	/s/ KIM BUSHEY
Name:	Kim Bushey
Title:	Senior Vice President